                                                                   EXHIBIT 10.30

                 AMENDMENT NO. 1 TO EXECUTIVE SERVICES AGREEMENT

      This Amendment No. 1 to Executive Services Agreement is made as of May 3, 2004 by and between Simon Worldwide, Inc. (the "Company") and Joseph Bartlett (the "Executive").

                                  INTRODUCTION

      The Company and the Executive have previously entered into an Executive Services Agreement dated May 30, 2003 (the "Agreement"). The Executive has been instrumental in helping the Company satisfy its liabilities and attain solvency over the preceding years and is being asked to perform a significant role in determining the future course of the business. In order to (i) ensure that the Company might retain his knowledge, expertise and services in such endeavor, and
(ii) retain the continuing commitment of the Executive to provide the Company with the substantial time and attention necessary to meet the needs of the Company, the Company and the Executive agree that the Agreement shall be amended as follows:

      I. Section 2 of the Agreement shall be amended in its entirety to read as follows:

"2.   COMPENSATION. For Services rendered during the term of this Agreement, the
Executive shall be entitled to compensation in the amount and on the payment terms set forth on Schedule A. The Executive shall also be entitled to reimbursement of reasonable and necessary out-of-pocket expenses incurred by the Executive in the ordinary course of business on behalf of the Company in accordance with Company policy, subject to the presentation of appropriate documentation. In addition, during the term of this Agreement the Executive and any dependants shall be entitled to participate at no cost to the Executive in a health insurance plan maintained by the Company at substantially the same benefit level as of the date hereof, and along with any dependents shall be eligible to participate in C.O.B.R.A. coverage at the expense of the Company following termination of employment hereunder for as long as then permissible under C.O.B.R.A and at the same benefit level as of the date hereof."

      II. Section 3 of the Agreement shall be amended in its entirety to read as follows:

"3.   TERM. The Executive's engagement by the Company hereunder shall commence on the date hereof and continue until terminated by either party in accordance with this Section 3. Such engagement may be terminated by either party without cause as follows: The Company may terminate this Agreement at any time by giving notice of termination to the Executive and making a lump sum payment to the Executive equivalent to one (1) year compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive may terminate this Agreement by giving one (1) year prior written notice to the Company and during such one (1) year notice period the Maximum Hours Per Week set forth on Schedule A shall be applicable. Following termination of this Agreement, the Company shall pay to the Executive all compensation and benefits that had accrued, and shall reimburse all expenses incurred by the Executive, prior to the date of termination in accordance with Section 2 hereof, and the Company will provide at its sole expense health care insurance to the Executive under C.O.B.R.A as provided in Section 2 above. The provisions of Section 4 through 13 hereof and the C.O.B.R.A. obligations set forth in Section 2 shall survive the termination of the Agreement and shall continue thereafter in full force and effect."

      III. Section 4 of the Agreement shall be amended in its entirety to read as follows:

"4.   TERMINATION BY EXECUTIVE UNDER CERTAIN CIRCUMSTANCES. Notwithstanding any
other provision hereof, in the event that (i) the Executive is removed, or voluntarily resigns upon the request of the Board or a significant shareholder, from the Company's Board of Directors or is not nominated, appointed or elected to a new term on the Board of Directors following the expiration of the existing term, (ii) the composition of the Company's Board of Directors changes from the date hereof by the addition or deletion of a total of two or more Directors,
(iii) the Company fails to maintain D&O insurance as provided in Section 6 below or (iv) there is a change of control of the Company, defined as (a) the acquisition by any person or group of beneficial ownership, direct or indirect, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding equity securities or (b) the merger or consolidation of the Company with or into, or the sale or assignment of all or substantially all the assets of the Company to, another person or entity, provided that following such transaction the holders of voting stock of the Company immediately prior to such transaction do not own more than 50% of the voting stock of the company surviving such transaction or to which such assets are sold or assigned, then, in any of such events, in addition to any other rights of the Executive under this Agreement, the Executive may at any time within six (6) months following such change of control terminate this Agreement and the Company shall then pay to the Executive a lump sum payment equivalent to one (1) year compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive shall also be entitled to receive C.O.B.R.A. health insurance at the Company's expense and any other payments as provided in Section 2 above."

      All other terms and provisions of the Agreement shall remain in full force and effect. This Amendment No. 1 to Executive Services Agreement has been executed and delivered as of the date first above written.



                                            SIMON WORLDWIDE, INC.



                                            By: /s/ George Golleher
                                                -----------------------------
                                                George Golleher
                                                Director



                                            By: /s/ Terrence J. Wallock
                                                -----------------------------
                                                Terrence J. Wallock
                                                Assistant Secretary




                                                The Executive


                                                /s/ Joseph Bartlett
                                                -----------------------------
                                                Joseph Bartlett

                 AMENDMENT NO. 1 TO EXECUTIVE SERVICES AGREEMENT

      This Amendment No. 1 to Executive Services Agreement is made as of May 3, 2004 by and between Simon Worldwide, Inc. (the "Company") and Allan Brown (the "Executive").

                                  INTRODUCTION

      The Company and the Executive have previously entered into an Executive Services Agreement dated May 30, 2003 (the "Agreement"). The Executive has been instrumental in helping the Company satisfy its liabilities and attain solvency over the preceding years and is being asked to perform a significant role in determining the future course of the business. In order to (i) ensure that the Company might retain his knowledge, expertise and services in such endeavor, and
(ii) retain the continuing commitment of the Executive to provide the Company with the substantial time and attention necessary to meet the needs of the Company, the Company and the Executive agree that the Agreement shall be amended as follows:

      I. Section 2 of the Agreement shall be amended in its entirety to read as follows:

"2.   COMPENSATION. For Services rendered during the term of this Agreement, the
Executive shall be entitled to compensation in the amount and on the payment terms set forth on Schedule A. The Executive shall also be entitled to reimbursement of reasonable and necessary out-of-pocket expenses incurred by the Executive in the ordinary course of business on behalf of the Company in accordance with Company policy, subject to the presentation of appropriate documentation. In addition, during the term of this Agreement the Executive and any dependants shall be entitled to participate at no cost to the Executive in a health insurance plan maintained by the Company at substantially the same benefit level as of the date hereof, and along with any dependents shall be eligible to participate in C.O.B.R.A. coverage at the expense of the Company following termination of employment hereunder for as long as then permissible under C.O.B.R.A and at the same benefit level as of the date hereof."

      II. Section 3 of the Agreement shall be amended in its entirety to read as follows:

"3.   TERM. The Executive's engagement by the Company hereunder shall commence on the date hereof and continue until terminated by either party in accordance with this Section 3. Such engagement may be terminated by either party without cause as follows: The Company may terminate this Agreement at any time by giving notice of termination to the Executive and making a lump sum payment to the Executive equivalent to one (1) year compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive may terminate this Agreement by giving one (1) year prior written notice to the Company and during such one (1) year notice period the Maximum Hours Per Week set forth on Schedule A shall be applicable. Following termination of this Agreement, the Company shall pay to the Executive all compensation and benefits that had accrued, and shall reimburse all expenses incurred by the Executive, prior to the date of termination in accordance with Section 2 hereof, and the Company will provide at its sole expense health care insurance to the Executive under C.O.B.R.A as provided in Section 2 above. The provisions of Section 4 through 13 hereof and the C.O.B.R.A. obligations set forth in Section 2 shall survive the termination of the Agreement and shall continue thereafter in full force and effect."

      III. Section 4 of the Agreement shall be amended in its entirety to read as follows:

"4.   TERMINATION BY EXECUTIVE UNDER CERTAIN CIRCUMSTANCES. Notwithstanding any
other provision hereof, in the event that (i) the Executive is removed, or voluntarily resigns upon the request of the Board or a significant shareholder, from the Company's Board of Directors or is not nominated, appointed or elected to a new term on the Board of Directors following the expiration of the existing term, (ii) the composition of the Company's Board of Directors changes from the date hereof by the addition or deletion of a total of two or more Directors,
(iii) the Company fails to maintain D&O insurance as provided in Section 6 below or (iv) there is a change of control of the Company, defined as (a) the acquisition by any person or group of beneficial ownership, direct or indirect, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding equity securities or (b) the merger or consolidation of the Company with or into, or the sale or assignment of all or substantially all the assets of the Company to, another person or entity, provided that following such transaction the holders of voting stock of the Company immediately prior to such transaction do not own more than 50% of the voting stock of the company surviving such transaction or to which such assets are sold or assigned, then, in any of such events, in addition to any other rights of the Executive under this Agreement, the Executive may at any time within six (6) months following such change of control terminate this Agreement and the Company shall then pay to the Executive a lump sum payment equivalent to one (1) year compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive shall also be entitled to receive C.O.B.R.A. health insurance at the Company's expense and any other payments as provided in Section 2 above."

      All other terms and provisions of the Agreement shall remain in full force and effect. This Amendment No. 1 to Executive Services Agreement has been executed and delivered as of the date first above written.




                                         SIMON WORLDWIDE, INC.



                                         By: /s/ J. Anthony Kouba
                                             ---------------------------------
                                             J. Anthony Kouba
                                             Chairman Compensation Committee



                                         By: /s/ Terrence J. Wallock
                                             ---------------------------------
                                             Terrence J. Wallock
                                             Assistant Secretary




                                             The Executive


                                             /s/ Allan Brown
                                             ---------------------------------
                                             Allan Brown

                 AMENDMENT NO. 1 TO EXECUTIVE SERVICES AGREEMENT

      This Amendment No. 1 to Executive Services Agreement is made as of May 3, 2004 by and between Simon Worldwide, Inc. (the "Company") and George Golleher (the "Executive").

                                  INTRODUCTION

      The Company and the Executive have previously entered into an Executive Services Agreement dated May 30, 2003 (the "Agreement"). The Company and the Executive have also previously entered into a letter agreement dated February 7, 2003 whereby the Company agreed to compensate the Executive for, among other things, the additional obligations, responsibilities and potential liabilities of serving as the Company's co-chief executive officer, including those under the Sarbanes-Oxley Act of 2002. The Executive has been instrumental in helping the Company satisfy its liabilities and attain solvency over the preceding years and is being asked to perform a significant role in determining the future course of the business. In order to (i) ensure that the Company might retain his knowledge, expertise and services in such endeavor, (ii) induce the Executive to remain as co-CEO since the aforesaid letter agreement has expired and will not be renewed and (iii) retain the continuing commitment of the Executive to provide the Company with the substantial time and attention necessary to meet the needs of the Company, the Company and the Executive agree that the Agreement shall be amended as follows:

      I. Section 2 of the Agreement shall be amended in its entirety to read as follows:

"2.   COMPENSATION. For Services rendered during the term of this Agreement, the
Executive shall be entitled to compensation in the amount and on the payment terms set forth on Schedule A. The Executive shall also be entitled to reimbursement of reasonable and necessary out-of-pocket expenses incurred by the Executive in the ordinary course of business on behalf of the Company in accordance with Company policy, subject to the presentation of appropriate documentation. In addition, during the term of this Agreement the Executive and any dependants shall be entitled to participate at no cost to the Executive in a health insurance plan maintained by the Company at substantially the same benefit level as of the date hereof, and along with any dependents shall be eligible to participate in C.O.B.R.A. coverage at the expense of the Company following termination of employment hereunder for as long as then permissible under C.O.B.R.A and at the same benefit level as of the date hereof."

      II. Section 3 of the Agreement shall be amended in its entirety to read as follows:

"3.   TERM. The Executive's engagement by the Company hereunder shall commence on the date hereof and continue until terminated by either party in accordance with this Section 3. Such engagement may be terminated by either party without cause as follows: The Company may terminate this Agreement at any time by giving notice of termination to the Executive and making a lump sum payment to the Executive equivalent to one (1) year compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive may terminate this Agreement by giving one (1) year prior written notice to the Company and during such one (1) year notice period the Maximum Hours Per Week set forth on Schedule A shall be applicable. Following termination of this Agreement, the Company shall pay to the Executive all compensation and benefits that had accrued, and shall reimburse all expenses incurred by the Executive, prior to the date of termination in accordance with Section 2 hereof, and the Company will provide at its sole expense health care insurance to the Executive under C.O.B.R.A as provided in Section 2 above. The provisions of Section 4 through 13 hereof and the C.O.B.R.A. obligations set forth in Section 2 shall survive the termination of the Agreement and shall continue thereafter in full force and effect."

      III. Section 4 of the Agreement shall be amended in its entirety to read as follows:

"4.   TERMINATION BY EXECUTIVE UNDER CERTAIN CIRCUMSTANCES. Notwithstanding any
other provision hereof, in the event that (i) the Executive is removed, or voluntarily resigns upon the request of the Board or a significant shareholder, from the Company's Board of Directors or is not nominated, appointed or elected to a new term on the Board of Directors following the expiration of the existing term, (ii) the composition of the Company's Board of Directors changes from the date hereof by the addition or deletion of a total of two or more Directors,
(iii) the Company fails to maintain D&O insurance as provided in Section 6 below or (iv) there is a change of control of the Company, defined as (a) the acquisition by any person or group of beneficial ownership, direct or indirect, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding equity securities or (b) the merger or consolidation of the Company with or into, or the sale or assignment of all or substantially all the assets of the Company to, another person or entity, provided that following such transaction the holders of voting stock of the Company immediately prior to such transaction do not own more than 50% of the voting stock of the company surviving such transaction or to which such assets are sold or assigned, then, in any of such events, in addition to any other rights of the Executive under this Agreement, the Executive may at any time within six (6) months following such change of control terminate this Agreement and the Company shall then pay to the Executive a lump sum payment equivalent to one (1) year compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive shall also be entitled to receive C.O.B.R.A. health insurance at the Company's expense and any other payments as provided in Section 2 above."

      All other terms and provisions of the Agreement shall remain in full force and effect. This Amendment No. 1 to Executive Services Agreement has been executed and delivered as of the date first above written.




                                        SIMON WORLDWIDE, INC.




                                        By: /s/ J. Anthony Kouba
                                            ------------------------------------
                                            J. Anthony Kouba
                                            Chairman Compensation Committee



                                        By: /s/ Terrence J. Wallock
                                            ------------------------------------
                                            Terrence J. Wallock
                                            Assistant Secretary




                                            The Executive


                                            /s/ George G. Golleher
                                            ------------------------------------
                                            George G. Golleher

                 AMENDMENT NO. 1 TO EXECUTIVE SERVICES AGREEMENT

      This Amendment No. 1 to Executive Services Agreement is made as of May 3, 2004 by and between Simon Worldwide, Inc. (the "Company") and J. Anthony Kouba (the "Executive").

                                  INTRODUCTION

      The Company and the Executive have previously entered into an Executive Services Agreement dated May 30, 2003 (the "Agreement"). The Company and the Executive have also previously entered into a letter agreement dated February 7, 2003 whereby the Company agreed to compensate the Executive for, among other things, the additional obligations, responsibilities and potential liabilities of serving as the Company's co-chief executive officer, including those under the Sarbanes-Oxley Act of 2002. The Executive has been instrumental in helping the Company satisfy its liabilities and attain solvency over the preceding years and is being asked to perform a significant role in determining the future course of the business. In order to (i) ensure that the Company might retain his knowledge, expertise and services in such endeavor, (ii) induce the Executive to remain as co-CEO since the aforesaid letter agreement has expired and will not be renewed and (iii) retain the continuing commitment of the Executive to provide the Company with the substantial time and attention necessary to meet the needs of the Company, the Company and the Executive agree that the Agreement shall be amended as follows:

      I. Section 2 of the Agreement shall be amended in its entirety to read as follows:

"2.   COMPENSATION. For Services rendered during the term of this Agreement, the
Executive shall be entitled to compensation in the amount and on the payment terms set forth on Schedule A. The Executive shall also be entitled to reimbursement of reasonable and necessary out-of-pocket expenses incurred by the Executive in the ordinary course of business on behalf of the Company in accordance with Company policy, subject to the presentation of appropriate documentation. In addition, during the term of this Agreement the Executive and any dependants shall be entitled to participate at no cost to the Executive in a health insurance plan maintained by the Company at substantially the same benefit level as of the date hereof, and along with any dependents shall be eligible to participate in C.O.B.R.A. coverage at the expense of the Company following termination of employment hereunder for as long as then permissible under C.O.B.R.A and at the same benefit level as of the date hereof."

      II. Section 3 of the Agreement shall be amended in its entirety to read as follows:

"3.   TERM. The Executive's engagement by the Company hereunder shall commence on the date hereof and continue until terminated by either party in accordance with this Section 3. Such engagement may be terminated by either party without cause as follows: The Company may terminate this Agreement at any time by giving notice of termination to the Executive and making a lump sum payment to the Executive equivalent to one (1) year compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive may terminate this Agreement by giving one (1) year prior written notice to the Company and during such one (1) year notice period the Maximum Hours Per Week set forth on Schedule A shall be applicable. Following termination of this Agreement, the Company shall pay to the Executive all compensation and benefits that had accrued, and shall reimburse all expenses incurred by the Executive, prior to the date of termination in accordance with Section 2 hereof, and the Company will provide at its sole expense health care insurance to the Executive under C.O.B.R.A as provided in Section 2 above. The provisions of Section 4 through 13 hereof and the C.O.B.R.A. obligations set forth in Section 2 shall survive the termination of the Agreement and shall continue thereafter in full force and effect."

      III. Section 4 of the Agreement shall be amended in its entirety to read as follows:

"4.   TERMINATION BY EXECUTIVE UNDER CERTAIN CIRCUMSTANCES. Notwithstanding any
other provision hereof, in the event that (i) the Executive is removed, or voluntarily resigns upon the request of the Board or a significant shareholder, from the Company's Board of Directors or is not nominated, appointed or elected to a new term on the Board of Directors following the expiration of the existing term, (ii) the composition of the Company's Board of Directors changes from the date hereof by the addition or deletion of a total of two or more Directors,
(iii) the Company fails to maintain D&O insurance as provided in Section 6 below or (iv) there is a change of control of the Company, defined as (a) the acquisition by any person or group of beneficial ownership, direct or indirect, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding equity securities or (b) the merger or consolidation of the Company with or into, or the sale or assignment of all or substantially all the assets of the Company to, another person or entity, provided that following such transaction the holders of voting stock of the Company immediately prior to such transaction do not own more than 50% of the voting stock of the company surviving such transaction or to which such assets are sold or assigned, then, in any of such events, in addition to any other rights of the Executive under this Agreement, the Executive may at any time within six (6) months following such change of control terminate this Agreement and the Company shall then pay to the Executive a lump sum payment equivalent to one (1) year compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive shall also be entitled to receive C.O.B.R.A. health insurance at the Company's expense and any other payments as provided in Section 2 above."

      All other terms and provisions of the Agreement shall remain in full force and effect. This Amendment No. 1 to Executive Services Agreement has been executed and delivered as of the date first above written.



                                       SIMON WORLDWIDE, INC.



                                       By: /s/ George Golleher
                                           ------------------------------------
                                           George Golleher
                                           Director



                                       By: /s/ Terrence J. Wallock
                                           ------------------------------------
                                           Terrence J. Wallock
                                           Assistant Secretary




                                           The Executive



                                           /s/ J. Anthony Kouba
                                           ------------------------------------
                                           J. Anthony Kouba

                 AMENDMENT NO. 1 TO EXECUTIVE SERVICES AGREEMENT

      This Amendment No. 1 to Executive Services Agreement is made as of May 3, 2004 by and between Simon Worldwide, Inc. (the "Company") and Greg Mays (the "Executive").

                                  INTRODUCTION

      The Company and the Executive have previously entered into an Executive Services Agreement dated May 30, 2003 (the "Agreement"). The Company and the Executive have also previously entered into a letter agreement dated February 7, 2003 whereby the Company agreed to compensate the Executive for, among other things, the additional obligations, responsibilities and potential liabilities of serving as the Company's chief financial officer, including those under the Sarbanes-Oxley Act of 2002. The Executive has been instrumental in helping the Company satisfy its liabilities and attain solvency over the preceding years and is being asked to perform a significant role in determining the future course of the business. In order to (i) ensure that the Company might retain his knowledge, expertise and services in such endeavor, (ii) induce the Executive to remain as chief financial officer since the aforesaid letter agreement has expired and will not be renewed and (iii) retain the continuing commitment of the Executive to provide the Company with the substantial time and attention necessary to meet the needs of the Company, the Company and the Executive agree that the Agreement shall be amended as follows:

      I. Section 2 of the Agreement shall be amended in its entirety to read as follows:

"2.   COMPENSATION. For Services rendered during the term of this Agreement, the
Executive shall be entitled to compensation in the amount and on the payment terms set forth on Schedule A. The Executive shall also be entitled to reimbursement of reasonable and necessary out-of-pocket expenses incurred by the Executive in the ordinary course of business on behalf of the Company in accordance with Company policy, subject to the presentation of appropriate documentation. In addition, during the term of this Agreement the Executive and any dependants shall be entitled to participate at no cost to the Executive in a health insurance plan maintained by the Company at substantially the same benefit level as of the date hereof, and along with any dependents shall be eligible to participate in C.O.B.R.A. coverage at the expense of the Company following termination of employment hereunder for as long as then permissible under C.O.B.R.A and at the same benefit level as of the date hereof."

      II. Section 3 of the Agreement shall be amended in its entirety to read as follows:

"3.   TERM. The Executive's engagement by the Company hereunder shall commence on the date hereof and continue until terminated by either party in accordance with this Section 3. Such engagement may be terminated by either party without cause as follows: The Company may terminate this Agreement at any time by giving notice of termination to the Executive and making a lump sum payment to the Executive equivalent to one (1) year compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive may terminate this Agreement by giving one (1) year prior written notice to the Company and during such one (1) year notice period the Maximum Hours Per Week set forth on Schedule A shall be applicable. Following termination of this Agreement, the Company shall pay to the Executive all compensation and benefits that had accrued, and shall reimburse all expenses incurred by the Executive, prior to the date of termination in accordance with Section 2 hereof, and the Company will provide at its sole expense health care insurance to the Executive under C.O.B.R.A as provided in Section 2 above. The provisions of Section 4 through 13 hereof and the C.O.B.R.A. obligations set forth in Section 2 shall survive the termination of the Agreement and shall continue thereafter in full force and effect."

      III. Section 4 of the Agreement shall be amended in its entirety to read as follows:

"4.   TERMINATION BY EXECUTIVE UNDER CERTAIN CIRCUMSTANCES. Notwithstanding any
other provision hereof, in the event that (i) the composition of the Company's Board of Directors changes from the date hereof by the addition or deletion of a total of two or more Directors, (ii) the Company fails to maintain D&O insurance as provided in Section 6 below or (iii) there is a change of control of the Company, defined as (a) the acquisition by any person or group of beneficial ownership, direct or indirect, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding equity securities or (b) the merger or consolidation of the Company with or into, or the sale or assignment of all or substantially all the assets of the Company to, another person or entity, provided that following such transaction the holders of voting stock of the Company immediately prior to such transaction do not own more than 50% of the voting stock of the company surviving such transaction or to which such assets are sold or assigned, then, in any of such events, in addition to any other rights of the Executive under this Agreement, the Executive may at any time within six (6) months following such change of control terminate this Agreement and the Company shall then pay to the Executive a lump sum payment equivalent to one (1) year compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive shall also be entitled to receive C.O.B.R.A. health insurance at the Company's expense and any other payments as provided in Section 2 above."

      All other terms and provisions of the Agreement shall remain in full force and effect. This Amendment No. 1 to Executive Services Agreement has been executed and delivered as of the date first above written.



                                        SIMON WORLDWIDE, INC.



                                        By: /s/ George Golleher
                                            --------------------------------
                                            George Golleher
                                            Director



                                        By: /s/ Terrence J. Wallock
_                                           --------------------------------
                                            Terrence J. Wallock
                                            Assistant Secretary




                                            The Executive



                                            /s/ Greg Mays
                                            --------------------------------
                                            Greg Mays

                 AMENDMENT NO. 1 TO EXECUTIVE SERVICES AGREEMENT

      This Amendment No. 1 to Executive Services Agreement is made as of May 3, 2004 by and between Simon Worldwide, Inc. (the "Company") and Terrence Wallock (the "Executive").

                                  INTRODUCTION

      The Company and the Executive have previously entered into an Executive Services Agreement dated May 30, 2003 (the "Agreement"). The Executive has been instrumental in helping the Company satisfy its liabilities and attain solvency over the preceding years and is being asked to perform a significant role in determining the future course of the business. In order to (i) ensure that the Company might retain his knowledge, expertise and services in such endeavor, and
(ii) retain the continuing commitment of the Executive to provide the Company with the substantial time and attention necessary to meet the needs of the Company, the Company and the Executive agree that the Agreement shall be amended as follows:

      I. Section 2 of the Agreement shall be amended in its entirety to read as follows:

"2.   COMPENSATION. For Services rendered during the term of this Agreement, the
Executive shall be entitled to compensation in the amount and on the payment terms set forth on Schedule A. The Executive shall also be entitled to reimbursement of reasonable and necessary out-of-pocket expenses incurred by the Executive in the ordinary course of business on behalf of the Company in accordance with Company policy, subject to the presentation of appropriate documentation. In addition, during the term of this Agreement the Executive and any dependants shall be entitled to participate at no cost to the Executive in a health insurance plan maintained by the Company at substantially the same benefit level as of the date hereof, and along with any dependents shall be eligible to participate in C.O.B.R.A. coverage at the expense of the Company following termination of employment hereunder for as long as then permissible under C.O.B.R.A and at the same benefit level as of the date hereof."

      II. Section 3 of the Agreement shall be amended in its entirety to read as follows:

"3.   TERM. The Executive's engagement by the Company hereunder shall commence on the date hereof and continue until terminated by either party in accordance with this Section 3. Such engagement may be terminated by either party without cause as follows: The Company may terminate this Agreement at any time by giving notice of termination to the Executive and making a lump sum payment to the Executive equivalent to one (1) year compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive may terminate this Agreement by giving one (1) year prior written notice to the Company and during such one (1) year notice period the Maximum Hours Per Week set forth on Schedule A shall be applicable. Following termination of this Agreement, the Company shall pay to the Executive all compensation and benefits that had accrued, and shall reimburse all expenses incurred by the Executive, prior to the date of termination in accordance with Section 2 hereof, and the Company will provide at its sole expense health care insurance to the Executive under C.O.B.R.A as provided in Section 2 above. The provisions of Section 4 through 13 hereof and the C.O.B.R.A. obligations set forth in Section 2 shall survive the termination of the Agreement and shall continue thereafter in full force and effect."

      III. Section 4 of the Agreement shall be amended in its entirety to read as follows:

"4.   TERMINATION BY EXECUTIVE UNDER CERTAIN CIRCUMSTANCES. Notwithstanding any
other provision hereof, in the event that (i) the composition of the Company's Board of Directors changes from the date hereof by the addition or deletion of a total of two or more Directors, (ii) the Company fails to maintain D&O insurance as provided in Section 6 below or (iii) there is a change of control of the Company, defined as (a) the acquisition by any person or group of beneficial ownership, direct or indirect, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding equity securities or (b) the merger or consolidation of the Company with or into, or the sale or assignment of all or substantially all the assets of the Company to, another person or entity, provided that following such transaction the holders of voting stock of the Company immediately prior to such transaction do not own more than 50% of the voting stock of the company surviving such transaction or to which such assets are sold or assigned, then, in any of such events, in addition to any other rights of the Executive under this Agreement, the Executive may at any time within six (6) months following such change of control terminate this Agreement and the Company shall then pay to the Executive a lump sum payment equivalent to one (1) year compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive shall also be entitled to receive C.O.B.R.A. health insurance at the Company's expense and any other payments as provided in Section 2 above."

      All other terms and provisions of the Agreement shall remain in full force and effect. This Amendment No. 1 to Executive Services Agreement has been executed and delivered as of the date first above written.




                                        SIMON WORLDWIDE, INC.



                                        By: /s/ J. Anthony Kouba
                                            --------------------------------
                                            J. Anthony Kouba
                                            Director



                                        By: /s/ George Golleher
                                            --------------------------------
                                            George Golleher
                                            Director




                                            The Executive


                                            /s/ Terrence Wallock
                                            --------------------------------
                                            Terrence Wallock